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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2004

                               THE AES CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                   001-12291                 54-1163725
(State or other jurisdiction    (Commission File           (I.R.S Employer
       of incorporation)             Number)             Identification No.)


                       1001 North 19th Street, 20th Floor
                            Arlington, Virginia 22209
          (Address of principal executive offices, including zip code)


               Registrant's telephone number, including area code:
                                 (703) 522-1315

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since last report)

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Item 5.    Other Events

On August 13, 2004, The AES Corporation issued a press release announcing that it had amended its Senior Credit Facility. The amendment, among other things, reduced the interest rate, extended the maturity date of the term loan to August 10, 2011 and amended some of the covenants to provide the Company with greater flexibility. A copy of the press release and the amendment is attached as Exhibits 99.1 and 99.2 respectively, to this Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            The AES Corporation


Date:  August 13, 2004                      By:   /s/ Vincent W. Mathis
                                                --------------------------------
                                                Name:  Vincent W. Mathis
                                                Title: Assistant General Counsel

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                                INDEX TO EXHIBITS


Exhibit No.     Description
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99.1            Press Release dated August 11, 2004 announcing the amendment to
                The AES Corporation's Senior Credit Facility.

99.2 Amendment No. 1 to Third Amended and Restated Credit and Reimbursement Agreement among The AES Corporation, the Subsidiary Guarantors, the Bank Parties thereto, Citicorp Global Markets Inc., as administrative agent, and Citibank, N.A., as Collateral Agent, for the Bank Parties.